UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04894

Franklin Managed Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices)(Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

Item 1.	Reports to Stockholders.

Annual Report and Shareholder Letter September 30, 2017

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended, September 30, 2017, the US economy expanded due to growth in consumer spending, business investment, exports and federal government spending. The US Federal Reserve increased its target range by 0.25% three times during the period, noting improved employment and business spending. Within this environment, US stocks, as measured by the Standard & Poor’s 500® Index, generated a +18.61% total return for the 12 month period.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

The enclosed annual report for Franklin Rising Dividends Fund includes more detail about prevailing conditions during the period and a discussion about investment decisions. We encourage you to discuss your investment goals with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. Please remember all securities markets fluctuate, as do mutual fund prices.

We are grateful for the trust you have placed in Franklin Rising Dividends Fund and look forward to continuing to serve your investment needs.

Sincerely,

Donald G. Taylor, CPA

President and Chief Investment Officer

Franklin Managed Trust

This letter reflects our analysis and opinions as of September 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Rising Dividends Fund

This annual report for Franklin Rising Dividends Fund covers the fiscal year ended September 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Preservation of capital, while not a primary goal, is also an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in companies that have paid consistently rising dividends. The Fund invests predominantly in equity securities, primarily common stock. Companies that have paid consistently rising dividends per share include those companies that currently pay dividends on their common stocks and have maintained or increased their dividend rate during the last four consecutive years. The Fund may invest up to 25% of its total assets in foreign securities.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a +14.36% cumulative total return. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a +18.61% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The US economy expanded during the 12-month period ended September 30, 2017. The economy strengthened in 2017’s second and third quarters after moderating in the previous two quarters, largely due to growth in consumer spending, business investment, exports and federal government spending. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 4.9% in September 2016 to 4.2% at period-end.2 Monthly retail sales were volatile, but were positive during most of the period. Annual inflation, as measured by the Consumer Price Index, increased from 1.5% in September 2016 to 2.2% at period-end.2

The US Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% three times during the period, amid signs of a growing US economy, strengthening labor market, and improving business spending. At its July and September 2017 meetings, the Fed kept its target range unchanged. Furthermore in September, the Fed mentioned that it would begin implementing its balance sheet reduction in October.

US equity markets rose during the 12-month period, benefiting from mostly upbeat economic data, better US corporate earnings, and signs of improvement in the Chinese and European economies. The markets were also supported by investor optimism arising from pro-growth and pro-business policy plans in the US; Emmanuel Macron’s victory in France’s presidential election; comments from the US Fed chair indicating optimism about the US economy and the likelihood of gradual rate hikes; and the Republican tax reform plan. However, concerns about the terms of the UK’s exit from the European Union (also known as “Brexit”), uncertainty about President Trump’s ability to implement reforms, and geopolitical tensions in the Middle East and the Korean Peninsula curbed market sentiment at times. Nevertheless, the broad US stock market, as measured by the S&P 500, generated a +18.61% total return for the period.1

Investment Strategy

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also experience stock price appreciation. We select portfolio securities based on several criteria. To be eligible for purchase, stocks generally will pass certain screening criteria, such as consistent and substantial dividend increases, reinvested

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 16.

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FRANKLIN RISING DIVIDENDS FUND

earnings, long-term debt that is no more than 50% of total capitalization or senior debt that has been rated investment grade by at least one of the major bond rating organizations and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at what we believe are attractive prices.

Manager’s Discussion

During the 12 months under review, holdings that positively contributed to Fund performance included Albemarle, Roper Technologies and Microsoft.

Shares of Albemarle, a specialty chemicals producer, performed well over the period, as the company reported strong performance in its lithium business. Industry news continued to point to strong lithium demand and tight supply levels. Management is focused on expanding the company’s market leading positions in lithium. The bromine business stabilized, while results in the refining catalyst business have been mixed. The company has increased its dividend for 23 consecutive years.

After struggling to gain traction for most of 2016, shares in diversified industrial company Roper Technologies began to improve late in the year as headwinds facing the energy segment turned to tailwinds. The company’s other segments continued to generate strong performance. Roper expected to build on its strong performance in the RF (radio frequency) Technology and Software segment, which was driven by large project wins. The company has grown its dividend for 24 consecutive years.

Microsoft, a software and information technology (IT) services company, benefited from higher share prices as the company’s cloud-based initiatives continued to deliver strong results, led by Office 365 subscriber growth and Azure revenue growth. Additionally, prudent expense management led to better operating results and earnings-per-share growth, which exceeded the consensus expectation. The company has raised its dividend for 14 consecutive years.

Detractors from Fund performance included Medtronic, Schlumberger and Qualcomm.

Shares of Medtronic, a developer of therapeutic and diagnostic medical products, were uneven over the past year due to two earnings misses. Analysts felt these disappointing results were partly due to one-time factors including a temporary lull in new product launches, weakness in the company’s UK business, a supply constraint in the diabetes business and an IT disruption. These issues are in various stages of resolution and we do not

Portfolio Composition

Based on Total Net Assets as of 9/30/17

believe them to be indicative of structural challenges. Medtronic has entered a period of acceleration in its innovation cycle, which we feel could enable it to maintain a strong forward growth trajectory. The company has raised its dividend for the last 40 years.

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FRANKLIN RISING DIVIDENDS FUND

Shares of Schlumberger, a global oilfield services company, were weak over the period due to ongoing industry uncertainty around oil inventory surpluses and the prospect of a sustainable recovery in oil prices. Activity in the oil and gas services industry typically lags that of oil and gas producers and the current concerns about the sustainability of production activity has led to cautious sentiment around services companies. Schlumberger continued to perform well despite a challenging environment and we believe that it could be well-positioned to benefit from the recent oil price recovery. The company has raised its dividend for five consecutive years.

Shares in Qualcomm, a semiconductor manufacturer, declined over the period in response to the news that the Federal Trade Commission filed a lawsuit against the company alleging anticompetitive practices. The complaint accused Qualcomm of using its dominant market position to stifle competition. Although Qualcomm denied the accusation, we had already significantly reduced our position due to our concerns that the company was increasingly vulnerable to such charges and we have completely exited the position.

Top 10 Holdings

9/30/17

Company Sector/Industry	% of Total Net Assets
Albemarle Corp.	5.1%
Materials
Roper Technologies Inc.	4.8%
Industrial Conglomerates
Microsoft Corp.	4.2%
Software & Services
Honeywell International Inc.	3.3%
Industrial Conglomerates
Stryker Corp.	3.2%
Health Care Equipment & Services
Becton, Dickinson and Co.	3.1%
Health Care Equipment & Services
Praxair Inc.	3.0%
Materials
Accenture PLC	2.8%
Software & Services
Air Products and Chemicals Inc.	2.7%
Materials
Texas Instruments Inc.	2.6%
Semiconductors & Semiconductor Equipment

We initiated new positions in Analog Devices, an integrated circuits manufacturer (14 consecutive years of dividend increases); Comcast, a voice, internet and data services provider (9 years); and Visa, a global payments technology company (8 years). We added to existing holdings including Accenture, a management consultant and professional services company (13 years); Texas Instruments, a semiconductor design and manufacturing company (14 years); and Air Products and Chemicals, a manufacturer of industrial gases and chemicals (35 years). We exited positions including Yum China Holdings, Bemis, Adient and the aforementioned Qualcomm, among others. We reduced our holdings in several positions including Archer-Daniels-Midland, United Technologies and Pentair, among others.

Our 10 largest positions on September 30, 2017, represented 34.8% of the Fund’s total net assets. It is interesting to note how these 10 companies fit the Fund’s screening criteria. On average, they have raised their dividends 22.4 years in a row and by 336% over the past 10 years. Their most recent year-over-year dividend increases averaged 11.3% with a dividend yield of 1.8% on September 30, 2017, and a dividend payout ratio of 41.6%, based on estimates of calendar-year 2017 operating earnings. Their average price/earnings ratio was 23.5 times 2017 estimates versus 19.3 for that of the unmanaged S&P 500.

Thank you for your participation in Franklin Rising Dividends Fund. We look forward to continuing to serve your investment needs.

Donald G. Taylor, CPA Lead Portfolio Manager

Nicolas Getaz, CFA

Portfolio Management Team

CFA® is a trademark owned by CFA Institute.

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FRANKLIN RISING DIVIDENDS FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN RISING DIVIDENDS FUND

Performance Summary as of September 30, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	+14.36%	+7.79%
5-Year	+78.93%	+11.02%
10-Year	+96.63%	+6.36%

Advisor
1-Year	+14.65%	+14.65%
5-Year	+81.16%	+12.62%
10-Year	+101.70%	+7.27%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN RISING DIVIDENDS FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (10/1/07–9/30/17)

Advisor Class (10/1/07–9/30/17)

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FRANKLIN RISING DIVIDENDS FUND

PERFORMANCE SUMMARY

Distributions (10/1/16–9/30/17)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.8240	$0.0147	$1.0925	$1.9312
C	$0.4258	$0.0147	$1.0925	$1.5330
R	$0.6868	$0.0147	$1.0925	$1.7940
R6	$1.0287	$0.0147	$1.0925	$2.1359
Advisor	$0.9648	$0.0147	$1.0925	$2.0720

Total Annual Operating Expenses5

Share Class
A	0.91%
Advisor	0.66%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. For stocks paying dividends, dividends are not guaranteed, and can increase, decrease or be totally eliminated without notice. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller and midsize-company securities have been more volatile in price than larger company securities, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

4. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN RISING DIVIDENDS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 4/1/17	Value 9/30/17	4/1/17–9/30/17[1,2]	Value 9/30/17	4/1/17–9/30/17[1,2]	Ratio[2]

A	$1,000	$1,077.50	$4.79	$1,020.46	$4.66	0.92%
C	$1,000	$1,073.30	$8.68	$1,016.70	$8.44	1.67%
R	$1,000	$1,076.00	$6.09	$1,019.20	$5.92	1.17%
R6	$1,000	$1,079.50	$2.66	$1,022.51	$2.59	0.51%
Advisor	$1,000	$1,078.70	$3.49	$1,021.71	$3.40	0.67%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN MANAGED TRUST

Financial Highlights

Franklin Rising Dividends Fund

	Year Ended September 30,
	2017	2016	2015	2014	2013
Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$53.47	$47.01	$49.72	$45.46	$37.86

Income from investment operations[a]:

Net investment income[b]	0.69	0.69	0.64	0.55	0.54

Net realized and unrealized gains (losses)	6.75	8.26	(2.22)	4.50	7.61

Total from investment operations	7.44	8.95	(1.58)	5.05	8.15

Less distributions from:

Net investment income	(0.82)	(0.58)	(0.63)	(0.79)	(0.55)

Net realized gains	(1.11)	(1.91)	(0.50)	—	—

Total distributions	(1.93)	(2.49)	(1.13)	(0.79)	(0.55)

Net asset value, end of year	$58.98	$53.47	$47.01	$49.72	$45.46

Total return[c]	14.36%	19.51%	(3.35)%	11.16%	21.86%

Ratios to average net assets

Expenses	0.91% [d]	0.91% [d]	0.92% [d]	0.91% [d]	0.93%

Net investment income	1.25%	1.38%	1.25%	1.12%	1.30%

Supplemental data

Net assets, end of year (000’s)	$11,626,959	$11,662,059	$10,220,847	$10,615,668	$8,795,238

Portfolio turnover rate	3.09%	1.74%	8.51%	4.42%	0.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN MANAGED TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends Fund (continued)

	Year Ended September 30,
	2017	2016	2015	2014	2013
Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$52.50	$46.26	$48.94	$44.62	$37.20

Income from investment operations[a]:

Net investment income[b]	0.28	0.31	0.25	0.18	0.23

Net realized and unrealized gains (losses)	6.62	8.12	(2.18)	4.42	7.49

Total from investment operations	6.90	8.43	(1.93)	4.60	7.72

Less distributions from:

Net investment income	(0.43)	(0.28)	(0.25)	(0.28)	(0.30)

Net realized gains	(1.11)	(1.91)	(0.50)	—	—

Total distributions	(1.54)	(2.19)	(0.75)	(0.28)	(0.30)

Net asset value, end of year	$57.86	$52.50	$46.26	$48.94	$44.62

Total return[c]	13.49%	18.62%	(4.07)%	10.32%	20.93%

Ratios to average net assets

Expenses	1.66% [d]	1.66% [d]	1.67% [d]	1.66% [d]	1.68%

Net investment income	0.50%	0.63%	0.50%	0.37%	0.55%

Supplemental data

Net assets, end of year (000’s)	$2,907,500	$2,956,171	$2,644,955	$2,775,137	$2,261,420

Portfolio turnover rate	3.09%	1.74%	8.51%	4.42%	0.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN MANAGED TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends Fund (continued)

	Year Ended September 30,
	2017	2016	2015	2014	2013

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$53.28	$46.87	$49.56	$45.26	$37.72

Income from investment operations[a]:

Net investment income[b]	0.57	0.57	0.51	0.42	0.44

Net realized and unrealized gains (losses)	6.71	8.22	(2.20)	4.48	7.58

Total from investment operations	7.28	8.79	(1.69)	4.90	8.02

Less distributions from:

Net investment income	(0.69)	(0.47)	(0.50)	(0.60)	(0.48)

Net realized gains	(1.11)	(1.91)	(0.50)	—	—

Total distributions	(1.80)	(2.38)	(1.00)	(0.60)	(0.48)

Net asset value, end of year	$58.76	$53.28	$46.87	$49.56	$45.26

Total return	14.07%	19.20%	(3.58)%	10.86%	21.55%

Ratios to average net assets

Expenses	1.16% [c]	1.16% [c]	1.17% [c]	1.16% [c]	1.18%

Net investment income	1.00%	1.13%	1.00%	0.87%	1.05%

Supplemental data

Net assets, end of year (000’s)	$227,179	$247,961	$243,597	$332,943	$277,758

Portfolio turnover rate	3.09%	1.74%	8.51%	4.42%	0.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

Franklin Rising Dividends Fund (continued)

	Year Ended September 30,
	2017	2016	2015	2014	2013[a]

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$53.46	$46.98	$49.67	$45.50	$42.07

Income from investment operations[b]:

Net investment income[c]	0.92	0.90	0.84	0.74	0.30

Net realized and unrealized gains (losses)	6.73	8.24	(2.20)	4.50	3.13

Total from investment operations	7.65	9.14	(1.36)	5.24	3.43

Less distributions from:

Net investment income	(1.03)	(0.75)	(0.83)	(1.07)	—

Net realized gains	(1.11)	(1.91)	(0.50)	—	—

Total distributions	(2.14)	(2.66)	(1.33)	(1.07)	—

Net asset value, end of year	$58.97	$53.46	$46.98	$49.67	$45.50

Total return[d]	14.80%	19.97%	(2.93)%	11.59%	8.15%

Ratios to average net assets[e]

Expenses	0.52% [f]	0.52% [f]	0.52% [f]	0.52% [f]	0.53%

Net investment income	1.64%	1.77%	1.65%	1.51%	1.70%

Supplemental data

Net assets, end of year (000’s)	$523,985	$586,747	$553,301	$597,859	$497,875

Portfolio turnover rate	3.09%	1.74%	8.51%	4.42%	0.70%

aFor the period May 1, 2013 (effective date) to September 30, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN MANAGED TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends Fund (continued)

	Year Ended September 30,
	2017	2016	2015	2014	2013

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$53.45	$46.97	$49.68	$45.48	$37.87

Income from investment operations[a]:

Net investment income[b]	0.78	0.81	0.77	0.67	0.65

Net realized and unrealized gains (losses)	6.79	8.26	(2.22)	4.50	7.60

Total from investment operations	7.57	9.07	(1.45)	5.17	8.25

Less distributions from:

Net investment income	(0.96)	(0.68)	(0.76)	(0.97)	(0.64)

Net realized gains	(1.11)	(1.91)	(0.50)	—	—

Total distributions	(2.07)	(2.59)	(1.26)	(0.97)	(0.64)

Net asset value, end of year	$58.95	$53.45	$46.97	$49.68	$45.48

Total return	14.65%	19.81%	(3.11)%	11.43%	22.16%

Ratios to average net assets

Expenses	0.66% [c]	0.66% [c]	0.67% [c]	0.66% [c]	0.68%

Net investment income	1.50%	1.63%	1.50%	1.37%	1.55%

Supplemental data

Net assets, end of year (000’s)	$3,292,740	$2,105,241	$1,671,632	$1,900,482	$1,292,847

Portfolio turnover rate	3.09%	1.74%	8.51%	4.42%	0.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN MANAGED TRUST

Statement of Investments, September 30, 2017

Franklin Rising Dividends Fund

		Shares	Value

	Common Stocks 98.9%
	Aerospace & Defense 4.6%
	General Dynamics Corp.	2,209,190	$454,165,280
	United Technologies Corp.	3,494,536	405,645,739

			859,811,019

	Building Products 1.8%
	Johnson Controls International PLC	8,353,749	336,572,547

	Commercial & Professional Services 2.6%
	ABM Industries Inc.	1,145,249	47,768,336
	Brady Corp., A	1,446,750	54,904,162
	Cintas Corp.	1,484,100	214,125,948
[a]	Matthews International Corp., A	2,538,911	158,047,210

			474,845,656

	Consumer Durables & Apparel 1.6%
	Leggett & Platt Inc.	1,097,590	52,387,971
	NIKE Inc., B	4,610,400	239,049,240

			291,437,211

	Consumer Services 2.2%
	McDonald’s Corp.	2,035,354	318,899,265
	Yum! Brands Inc.	1,255,000	92,380,550

			411,279,815

	Diversified Financials 0.2%
	State Street Corp.	469,000	44,808,260

	Energy 6.6%
	Chevron Corp.	2,421,000	284,467,500
	EOG Resources Inc.	870,300	84,192,822
	Exxon Mobil Corp.	3,419,700	280,347,006
	Occidental Petroleum Corp.	3,742,600	240,312,346
	Schlumberger Ltd.	4,900,529	341,860,903

			1,231,180,577

	Food & Staples Retailing 3.5%
	CVS Health Corp.	2,229,400	181,294,808
	Walgreens Boots Alliance Inc.	3,113,047	240,389,489
	Wal-Mart Stores Inc.	2,957,764	231,119,679

			652,803,976

	Food, Beverage & Tobacco 5.8%
	Archer-Daniels-Midland Co.	5,207,600	221,375,076
	Bunge Ltd.	4,111,980	285,618,131
	McCormick & Co. Inc.	2,276,400	233,649,696
	PepsiCo Inc.	2,944,877	328,147,644

			1,068,790,547

	Health Care Equipment & Services 12.2%
	Abbott Laboratories	4,121,500	219,923,240
	Becton, Dickinson and Co.	2,906,056	569,441,673
	DENTSPLY SIRONA Inc.	1,755,000	104,966,550
	Medtronic PLC	6,071,000	472,141,670
	Stryker Corp.	4,218,818	599,156,533
	West Pharmaceutical Services Inc.	3,141,600	302,410,416

			2,268,040,082

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FRANKLIN MANAGED TRUST

STATEMENT OF INVESTMENTS

Franklin Rising Dividends Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Household & Personal Products 3.2%
	Colgate-Palmolive Co.	3,887,010	$283,168,679
	The Procter & Gamble Co.	3,374,388	307,001,820

			590,170,499

	Industrial Conglomerates 8.3%
	Carlisle Cos. Inc.	322,529	32,346,433
	General Electric Co.	83,500	2,019,030
	Honeywell International Inc.	4,338,900	614,995,686
	Roper Technologies Inc.	3,642,302	886,536,307

			1,535,897,456

	Insurance 2.5%
	Aflac Inc.	1,564,710	127,351,747
	Arthur J. Gallagher & Co.	874,700	53,837,785
	Erie Indemnity Co., A	1,709,788	206,149,139
	Old Republic International Corp.	2,679,987	52,768,944
	RLI Corp.	339,818	19,491,961

			459,599,576

	Machinery 5.5%
	Donaldson Co. Inc.	3,007,604	138,169,328
	Dover Corp.	4,910,500	448,770,595
	Hillenbrand Inc.	704,517	27,370,485
	Pentair PLC (United Kingdom)	5,858,468	398,141,485
	Stanley Black & Decker Inc.	22,000	3,321,340

			1,015,773,233

	Materials 12.5%
	Air Products and Chemicals Inc.	3,271,758	494,755,245
[a]	Albemarle Corp.	6,998,000	953,897,380
	Ecolab Inc.	1,668,372	214,569,323
	Nucor Corp.	1,825,400	102,295,416
	Praxair Inc.	4,031,935	563,422,597

			2,328,939,961

	Media 1.8%
	Comcast Corp., A	2,899,900	111,588,152
[a]	John Wiley & Sons Inc., A	4,130,332	220,972,762

			332,560,914

	Pharmaceuticals, Biotechnology & Life Sciences 5.2%
	AbbVie Inc.	2,092,600	185,948,436
	Johnson & Johnson	3,567,800	463,849,678
	Perrigo Co. PLC	1,711,600	144,886,940
	Pfizer Inc.	3,178,800	113,483,160
	Roche Holding AG, ADR (Switzerland)	2,057,000	65,824,000

			973,992,214

	Retailing 4.1%
	The Gap Inc.	4,700,900	138,817,577
	The Home Depot Inc.	21,500	3,516,540
	Ross Stores Inc.	4,760,050	307,356,428
	Target Corp.	2,848,691	168,101,256
	Tiffany & Co.	1,560,200	143,195,156

			760,986,957

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FRANKLIN MANAGED TRUST

STATEMENT OF INVESTMENTS

Franklin Rising Dividends Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment 5.1%
	Analog Devices Inc.	4,463,919	$384,655,900
	Texas Instruments Inc.	5,480,600	491,280,984
	Versum Materials Inc.	1,784,229	69,263,770

			945,200,654

	Software & Services 7.6%
	Accenture PLC, A	3,922,700	529,839,089
	Microsoft Corp.	10,482,500	780,841,425
	Visa Inc., A	1,015,200	106,839,648

			1,417,520,162

	Technology Hardware & Equipment 0.0%†
	Cisco Systems Inc.	70,000	2,354,100
	Corning Inc.	195,000	5,834,400

			8,188,500

	Trading Companies & Distributors 0.6%
	W.W. Grainger Inc.	574,300	103,230,425

	Transportation 1.4%
	United Parcel Service Inc., B	2,182,300	262,072,407

	Total Common Stocks (Cost $11,117,075,985)		18,373,702,648

	Short Term Investments (Cost $216,650,965) 1.2%
	Money Market Funds 1.2%
[b,c]	Institutional Fiduciary Trust Money Market Portfolio, 0.67%	216,650,965	216,650,965

	Total Investments (Cost $11,333,726,950) 100.1%		18,590,353,613
	Other Assets, less Liabilities (0.1)%		(11,991,095)

	Net Assets 100.0%		$18,578,362,518

See Abbreviations on page 30.

†Rounds to less than 0.1% of net assets.

aSee Note 7 regarding holdings of 5% voting securities.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day yield at period end.

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FRANKLIN MANAGED TRUST

Financial Statements

Statement of Assets and Liabilities

September 30, 2017

Franklin Rising Dividends Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$10,452,623,401
Cost - Non-controlled affiliates (Note 3f and 7)	881,103,549

Value - Unaffiliated issuers	$17,040,785,296
Value - Non-controlled affiliates (Note 3f and 7)	1,549,568,317
Receivables:
Investment securities sold	12,516,697
Capital shares sold	14,699,700
Dividends	18,756,463
Other assets	6,748

Total assets	18,636,333,221

Liabilities:
Payables:
Capital shares redeemed	34,099,329
Management fees	7,466,955
Distribution fees	9,700,892
Transfer agent fees	5,999,757
Accrued expenses and other liabilities	703,770

Total liabilities	57,970,703

Net assets, at value	$18,578,362,518

Net assets consist of:
Paid-in capital	$10,934,436,240
Distributions in excess of net investment income	(337,674)
Net unrealized appreciation (depreciation)	7,256,626,663
Accumulated net realized gain (loss)	387,637,289

Net assets, at value	$18,578,362,518

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FRANKLIN MANAGED TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

September 30, 2017

Franklin Rising Dividends Fund

Class A:
Net assets, at value	$11,626,958,516

Shares outstanding	197,149,989

Net asset value per share[a]	$58.98

Maximum offering price per share (net asset value per share ÷ 94.25%)	$62.58

Class C:
Net assets, at value	$2,907,500,313

Shares outstanding	50,250,267

Net asset value and maximum offering price per share[a]	$57.86

Class R:
Net assets, at value	$227,178,568

Shares outstanding	3,866,149

Net asset value and maximum offering price per share	$58.76

Class R6:
Net assets, at value	$523,984,629

Shares outstanding	8,885,870

Net asset value and maximum offering price per share	$58.97

Advisor Class:
Net assets, at value	$3,292,740,492

Shares outstanding	55,856,883

Net asset value and maximum offering price per share	$58.95

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MANAGED TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended September 30, 2017

Franklin Rising Dividends Fund

Investment income:
Dividends:
Unaffiliated issuers	$370,427,297
Non-controlled affiliates (Note 3f and 7)	15,319,801

Total investment income	385,747,098

Expenses:
Management fees (Note 3a)	89,307,560
Distribution fees: (Note 3c)
Class A	28,618,419
Class C	29,132,790
Class R	1,191,099
Transfer agent fees: (Note 3e)
Class A	16,606,874
Class C	4,232,266
Class R	346,339
Class R6	6,476
Advisor Class	3,975,773
Custodian fees (Note 4)	211,564
Reports to shareholders	1,190,319
Registration and filing fees	532,634
Professional fees	165,385
Trustees’ fees and expenses	709,918
Other	297,770

Total expenses	176,525,186
Expense reductions (Note 4)	(3,800)
Expenses waived/paid by affiliates (Note 3f)	(612,170)

Net expenses	175,909,216

Net investment income	209,837,882

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	426,186,339
Non-controlled affiliates (Note 3f and 7)	2,748,156
Foreign currency transactions	12,321

Net realized gain (loss)	428,946,816

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	1,391,967,908
Non-controlled affiliates (Note 3f and 7)	367,019,037

Net change in unrealized appreciation (depreciation)	1,758,986,945

Net realized and unrealized gain (loss)	2,187,933,761

Net increase (decrease) in net assets resulting from operations	$2,397,771,643

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FRANKLIN MANAGED TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Rising Dividends Fund

	Year Ended September 30,
	2017	2016

Increase (decrease) in net assets:
Operations:
Net investment income.	$209,837,882	$213,367,540
Net realized gain (loss)	428,946,816	395,225,579
Net change in unrealized appreciation (depreciation)	1,758,986,945	2,295,332,464

Net increase (decrease) in net assets resulting from operations	2,397,771,643	2,903,925,583

Distributions to shareholders from:
Net investment income:
Class A	(173,602,375)	(127,610,709)
Class C	(23,340,080)	(15,877,260)
Class R	(3,075,110)	(2,284,958)
Class R6	(10,488,255)	(8,617,327)
Advisor Class	(44,577,733)	(23,728,849)
Net realized gains:
Class A	(235,627,366)	(413,062,860)
Class C	(61,171,217)	(107,524,199)
Class R	(5,095,116)	(9,531,669)
Class R6	(11,999,595)	(21,866,423)
Advisor Class	(47,063,219)	(67,142,436)

Total distributions to shareholders.	(616,040,066)	(797,246,690)

Capital share transactions: (Note 2)
Class A	(1,158,160,446)	16,788,033
Class C	(333,314,002)	(41,557,923)
Class R	(43,879,251)	(26,375,961)
Class R6	(115,948,087)	(42,046,098)
Advisor Class	889,754,527	210,358,970

Total capital share transactions	(761,547,259)	117,167,021

Net increase (decrease) in net assets	1,020,184,318	2,223,845,914
Net assets:
Beginning of year	17,558,178,200	15,334,332,286

End of year	$18,578,362,518	$17,558,178,200

Undistributed net investment income included in net assets:
End of year	$—	$48,128,261

Distributions in excess of net investment income included in net assets:
End of year	$(337,674)	$—

22	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MANAGED TRUST

Notes to Financial Statements

Franklin Rising Dividends Fund

1. Organization and Significant Accounting Policies

Franklin Managed Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin Rising Dividends Fund (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to

franklintempleton.com	Annual Report	23

FRANKLIN MANAGED TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance

24	Annual Report	franklintempleton.com

FRANKLIN MANAGED TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends Fund (continued)

with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At September 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended September 30,
	2017		2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	26,712,031	$1,460,695,465	33,828,312	$1,719,581,671
Shares issued in reinvestment of distributions	7,377,183	389,788,835	10,414,790	515,015,113
Shares issued on reorganization	—	—	2,575,554	99,849,935
Shares redeemed	(55,031,494)	(3,008,644,746)	(46,142,408)	(2,317,658,686)

Net increase (decrease)	(20,942,280)	$(1,158,160,446)	676,248	$16,788,033

Class C Shares:
Shares sold	6,219,735	$332,995,046	8,199,537	$410,254,613
Shares issued in reinvestment of distributions	1,483,300	76,633,327	2,279,688	110,737,680
Shares issued on reorganization	—	—	639,687	24,370,881
Shares redeemed	(13,764,124)	(742,942,375)	(11,986,483)	(586,921,097)

Net increase (decrease)	(6,061,089)	$(333,314,002)	(867,571)	$(41,557,923)

Class R Shares:
Shares sold	841,966	$45,812,151	1,040,088	$52,860,243
Shares issued in reinvestment of distributions	140,162	7,367,770	218,216	10,751,479
Shares issued on reorganization	—	—	78,433	3,030,450
Shares redeemed	(1,769,643)	(97,059,172)	(1,880,603)	(93,018,133)

Net increase (decrease)	(787,515)	$(43,879,251)	(543,866)	$(26,375,961)

Class R6 Shares:
Shares sold	1,986,220	$108,705,936	1,090,567	$55,523,821
Shares issued in reinvestment of distributions	371,886	19,638,343	556,116	27,477,953
Shares redeemed	(4,447,895)	(244,292,366)	(2,449,170)	(125,047,872)
Net increase (decrease)	(2,089,789)	$(115,948,087)	(802,487)	$(42,046,098)

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FRANKLIN MANAGED TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended September 30,
	2017		2016
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Shares sold	29,176,917	$1,588,942,702	13,762,237	$710,165,890
Shares issued in reinvestment of distributions	1,585,027	84,010,540	1,656,248	81,839,593
Shares issued on reorganization	—	—	119,079	4,612,835
Shares redeemed	(14,288,835)	(783,198,715)	(11,740,996)	(586,259,348)
Net increase (decrease)	16,473,109	$889,754,527	3,796,568	$210,358,970

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.490%	Over $5 billion, up to and including $10 billion
0.480%	Over $10 billion, up to and including $20 billion
0.470%	In excess of $20 billion

For the year ended September 30, 2017, the effective investment management fee rate was 0.499% of the Fund’s average daily net assets.

On May 22, 2017, in connection with a personnel restructuring at Franklin Templeton Investments, the Board reviewed and approved a proposal for a new investment management agreement between Franklin Advisers, Inc., and the Fund, subject to approval by the shareholders of the Fund. If approved, the agreement would be effective on or about January 1, 2018. For further information please refer to “Board Approval of New Investment Management Agreement” beginning on page 41.

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends Fund (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$3,841,977
CDSC retained	$286,338

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended September 30, 2017, the Fund paid transfer agent fees of $25,167,728, of which $8,225,351 was retained by Investor Services.

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NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends Fund (continued)

3. Transactions with Affiliates (continued)

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to October 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended September 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.67%	216,224,906	1,224,946,846	(1,224,520,787)	216,650,965	$216,650,965	$572,402	$ —	$ —

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended September 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

During the year ended September 30, 2017, the Fund utilized $5,662,672 of capital loss carryforwards.

The tax character of distributions paid during the years ended September 30, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$259,875,875	$178,605,098
Long term capital gain	356,164,191	618,641,592
	$616,040,066	$797,246,690

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    NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends Fund (continued)

At September 30, 2017, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$11,376,393,960

Unrealized appreciation	$7,633,151,418
Unrealized depreciation	(419,191,765)

Net unrealized appreciation (depreciation)	$7,213,959,653

Undistributed ordinary income	$64,117,543
Undistributed long term capital gains	365,849,079

Distributable earnings	$429,966,622

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2017, aggregated $546,712,523 and $1,716,276,995, respectively.

7. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended September 30, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Albemarle Corp	6,998,000	—	—	6,998,000	$953,897,380	$8,852,470	$—	$355,638,360
John Wiley & Sons Inc., A	4,412,048	—	(281,716)	4,130,332	220,972,762	4,147,325	(1,088,438)	9,494,923
Matthews International Corp., A	2,663,292	—	(124,381)	2,538,911	158,047,210	1,747,604	3,836,594	1,885,754
Total Affiliated Securities (Value is 7.2% of Net Assets)					$1,332,917,352	$14,747,399	$2,748,156	$367,019,037

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends Fund (continued)

8. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended September 30, 2017, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At September 30, 2017, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR  American Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Managed Trust and Shareholders of the Franklin Rising Dividends Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Rising Dividends Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended September 30, 2015 and prior were audited by another independent registered public accounting firm whose report dated November 16, 2015 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

San Francisco, California

November 15, 2017

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $394,212,058 as a long term capital gain dividend for the fiscal year ended September 30, 2017.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $4,792,322 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended September 30, 2017.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended September 30, 2017.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $363,163,999 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended September 30, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	16	None

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	42	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Vice Chairman of the Board	Trustee since 2001 and Vice Chairman of the Board since 2015	16	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	16	None

Principal Occupation During at Least the Past 5 Years:

Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

David W. Niemiec (1949) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	42	Hess Midstream Partners LP (oil and gas midstream infrastructure) (April 2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Charles Rubens II (1930) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1986	16	None

Principal Occupation During at Least the Past 5 Years:

Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	16	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Robert E. Wade (1946) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 2004 and Chairman of the Board since 2015	42	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years:

Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2008	16	None

Principal Occupation During at Least the Past 5 Years:

Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	156	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	21	None

Principal Occupation During at Least the Past 5 Years:

President and Chief Operating Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments; and formerly,Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); Senior Vice President, Franklin Resources, Inc. (2003-2005).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Secretary since 2005 and Vice President since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1991	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Donald G. Taylor (1954) 280 Park Avenue New York, NY 10017	President and Chief Executive Officer-Investment Management	Since 2014	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Officer of one of the investment companies in Franklin Templeton Investments; and formerly, President and Chief Investment Officer, Franklin Advisory Services, LLC (1999-2017).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin

Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as officer and director of Resources.

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Interested Board Members and Officers (continued)

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson and Jennifer M. Johnson. Gregory E. Johnson and Jennifer M. Johnson are siblings.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2015. She currently serves as a director of Navient Corporation (2014-present), Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2013, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN RISING DIVIDENDS FUND

Shareholder Information

Board Renewal of Investment

Management Agreements

FRANKLIN MANAGED TRUST

Franklin Rising Dividends Fund

(Fund)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2017, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as

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well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the SEC’s progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2016. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions

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on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap core funds. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2016, and had annualized total returns for the three- and five-year periods in the middle and second-lowest performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2016 was in the middle performing quintile. The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees discussed with management the reasons for the relative underperformance for the five-year period ended December 31, 2016 and the reasons for the recent improvement in relative performance. While noting such discussions, overall, the trustees were satisfied with such comparative performance.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the least expensive quintile of its Lipper expense group and its total expenses were also in the least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2016, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and

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its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Board Review of New Investment

Management Agreement

FRANKLIN MANAGED TRUST

Franklin Rising Dividends Fund

(Fund)

Franklin Advisory Services, LLC (FASL) currently serves as the investment manager for the Fund. As part of a restructuring of FASL’s personnel within the Franklin Templeton Investments organization, the current portfolio managers of the Fund, Donald G. Taylor and Nicholas P.B. Getaz, along with research and trading personnel (Rising Dividends Team), are relocating from FASL to Franklin Advisers, Inc. (Manager), both of which are wholly owned subsidiaries of Franklin Resources, Inc. In order for Messrs. Taylor and Getaz to continue to manage the Fund as portfolio managers of the Manager following their transfer from FASL to the Manager, the Manager would need to become the new investment manager for the Fund pursuant to a new investment management agreement. Accordingly, at a meeting held on May 22, 2017 (Meeting), the Board of Trustees (Board) of Franklin Managed Trust, including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), reviewed and approved, and recommended to shareholders the approval of, a new investment management agreement between the Manager and the Fund (Management Agreement) for an initial two year period to be effective on or about January 1, 2018 (assuming shareholder approval). The independent trustees received advice from and met separately with independent trustee counsel in considering whether to approve the Management Agreement.

As part of the approval process, the Board considered the process undertaken and information provided during their consideration and renewal of the investment management agreement between the Fund and FASL, as more fully disclosed in the preceding section titled Board Renewal of Investment Management Agreements. The Board also considered the belief of Fund management that relocating the Rising Dividends Team to the Manager will promote better

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integration of the team within the Franklin Equity Group, a unit of Franklin Templeton Investments offering expertise in managing growth and hybrid/balanced equity strategies, by fostering the sharing of resources and investment ideas.

The Board reviewed and considered information provided by the Manager at the Meeting. The Board also considered a form of Management Agreement, which is consistent with the agreements used across the Franklin Templeton Investments (FTI) organization, as well as the Code of Ethics and Insider Trading Compliance Policies and Procedures applied to the employees of the Manager. The Board discussed with FTI the reasons for their request that the Board approve the Management Agreement, including the benefits of the current portfolio management team, who would become employees of the Manager, having access to additional resources. The Board reviewed and considered all of the factors it deemed relevant in approving the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services to be provided by the Manager; and (ii) the costs of the services, which are to remain unchanged. The Board also considered that the change in the investment manager for the Fund facilitates a restructuring of the Fund’s current investment manager, Franklin Advisory Services, LLC (FASL), and the relocation of substantially all of the Fund’s current portfolio management team from FASL to the Manager. In determining that the Management Agreement is fair and reasonable, the Board also noted that the Management Agreement is substantially the same as the Fund’s current investment management agreement with FASL and does not reflect a substantially new or different level of services to or fees payable by the Fund.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered information regarding the nature, extent and quality of investment management services to be provided by the Manager and its affiliates to the Fund and its shareholders.

In particular, the Board discussed the fact that the same portfolio management team would serve the Fund but that there would be benefits to having them join the investment professionals at the Manager with a similar investment style. This realignment would promote greater collaboration through the sharing of resources and investment ideas. It also noted the Manager’s experience as manager of other funds and accounts, including those within the Franklin Templeton Investments (FTI) organization; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Manager and the Manager’s capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by the Manager and its affiliates to the Fund and its shareholders.

FUND PERFORMANCE. The Board noted that in connection with the restructuring of FASL that substantially all of the Fund’s current portfolio management team would be relocated from FASL to the Manager and the Board considered the track record of such portfolio management team in managing the Fund. With that, and the additional resources available to the portfolio management team by joining the Manager, the Board was confident in the abilities of such portfolio management team to continue the investment approach of the Fund and to provide quality services to the Fund and its shareholders.

COMPARATIVE FEES AND EXPENSES. The Board reviewed and considered information regarding the investment management fee to be charged by the Manager. The Board noted that the management fee to be paid by the Fund under the Management Agreement is identical to the management fee the Fund currently pays FASL. The Board concluded that the proposed investment management fee is fair and reasonable.

MANAGEMENT PROFITABILITY AND ECONOMIES OF SCALE. The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the renewal, also on May 22, 2017, of the existing investment management agreement with FASL that would continue in effect until the date the new Management Agreement becomes effective had not changed as a result of the proposed retention of the Manager in connection with the restructuring of FASL.

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Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the new Management Agreement for an initial two year period effective on or about December 1, 2017.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Rising Dividends Fund

Investment Manager

Franklin Advisory Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	158 A 11/17

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $44,614 for the fiscal year ended September 30, 2017 and $49,251 for the fiscal year ended September 30, 2016.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $3,071 for the fiscal year ended September 30, 2017 and $3,011 for the fiscal year ended September 30, 2016. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $14,000 for the fiscal year ended September 30, 2017 and $0 for the fiscal year ended September 30, 2016. The services for which these fees were paid included benchmarking services in connection with the 2015 ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $17,071 for the fiscal year ended September 30, 2017 and $3,011 for the fiscal year ended September 30, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MANAGED TRUST

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date	November 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date	November 27, 2017

By	/s/ Robert G. Kubilis
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer

Date	November 27, 2017